ADVISOR’S EDGE® NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA VNY

Supplement dated August 10, 2018

to the

Prospectus dated May 1, 2018

Effective on or about August 17, 2018 (the “Merger Date”), based on changes to the underlying fund portfolios, a fund reorganization will apply to the following subaccounts:

EXISTING SUBACCOUNT NAME	ACQUIRING SUBACCOUNT NAME
Federated Managed Tail Risk Fund II (Primary Shares)	Federated Volatility Fund II (Primary Shares)

We have been informed that as of the Merger Date, the underlying fund referenced above in the Existing Subaccount will merge into the Federated Volatility Fund II. If you would like to transfer out of the Existing or Acquiring Subaccount prior to or after the merger date, you may transfer your policy value to any of the subaccounts listed in your Prospectus.

Please make sure that a transfer request does not violate any allocation guidelines and/or restrictions in place for your policy applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing). As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another subaccount prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Advisor’s Edge® NY Variable Annuity dated May 1, 2018